UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549

                            _______________


                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                            _______________



 Date of Report (Date of earliest event reported): April 7, 1997



                             SERAGEN, INC.
         (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19855                 04-2662345
___________                   ____________             _____________
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


           97 South Street, Hopkinton, Massachusetts  01748
          (Address of principal executive offices) (Zip Code)


    Registrant's telephone number, including area code:  (508) 435-2331

                         Exhibit Index on page 4.

Item 5.   Other Events.
______    _____________

     On April 7, 1997, the Registrant entered into an amendment (the "Amendment") to its prior agreements with its strategic partner, Eli Lilly and Company ("Lilly"). The Amendment confirms Lilly's commitment to develop, promote and distribute the Registrant's lead molecule, DAB389IL-2 ("IL-2 Fusion Protein"), for the treatment of cutaneous T-cell lymphoma ("CTCL") as long as the Registrant continues to meet agreed clinical, financial and manufacturing objectives. Subject to certain limitations as set out in the following sentence, Lilly has relinquished all other development and marketing rights to IL-2 Fusion Protein for non-cancer indications, as well as rights to other molecules. This will allow the Registrant to seek additional strategic partners for those indications and molecules, subject only to Lilly's retained rights to distribute intravenous and intramuscular formulations of IL-2 Fusion Protein in the territory covered by the Registrant's agreements with Lilly. Lilly has also agreed to assist the Registrant in meeting certain third party payments. In exchange, the Registrant has agreed to issue to Lilly in a private placement 1,000,000 shares of its common stock and has granted Lilly registration rights with respect to these shares.

     On April 9, 1997, the Registrant publicly disseminated a press release announcing that the Registrant had entered into the Amendment with Lilly. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto. The Amendment is filed as Exhibit 99.2 hereto.

Item 7.   Financial Statements and Exhibits.
_______   __________________________________


     Exhibits.

     99.1 The Registrant's Press Release dated April 9, 1997 (filed herewith)

     99.2 (*)   Amendment to Sales and Distribution Agreement and
                Development Agreement, dated April 7, 1997, by and between the Registrant and Eli Lilly and Company (filed herewith)

     99.3 Stock Purchase Agreement, dated April 7, 1997, by and between the Registrant and Eli Lilly and Company (filed herewith)

______________

Notes: All exhibit descriptions followed by (*) indicate documents with respect to which the Registrant has filed a Confidential
               Treatment requestwith the Commission.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SERAGEN, INC.
                                                    (Registrant)



Date: April 22, 1997                                /s/ Reed R. Prior
                                                   _______________________
                                                    Reed R. Prior
                                                     Chairman of the Board
                                                     and Chief Executive
                                                    Officer








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



                                 EXHIBIT INDEX
                                 _____________


Exhibit                                                          Sequential
Number          Description                                      Page Number
_______         ___________                                       ___________


99.1           The Registrant's Press Release dated April 9,
               1997 (filed herewith)                                  5


99.2 (*)       Amendment to Sales and Distribution Agreement
               and Development Agreement, dated April 7, 1997,
               by and between the Registrant and Eli Lilly and
               Company (filed herewith)                               7

99.3           Stock Purchase Agreement, dated April 7, 1997,
               by and between the Registrant and Eli Lilly and
               Company (filed herewith)                              20



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